AMENDMENT NO. 3

to

REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 3 (this “Amendment”), dated as of August 3, 2007, to the Revolving Credit Agreement, dated as of April 6, 2005, by and among SOUTHWEST GAS CORPORATION (the “Borrower”), the lenders listed on the signature pages thereto (the “Lenders”), THE BANK OF NEW YORK, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), BANK OF AMERICA, N.A., as Syndication Agent, and JPMORGAN CHASE BANK, N.A., UNION BANK OF CALIFORNIA, N.A. and KEYBANK NATIONAL ASSOCIATION, as Co-Documentation Agents (as amended by Amendment No. 1 to Revolving Credit Agreement, dated as of April 20, 2006, and by Amendment No. 2 to Revolving Credit Agreement, dated as of May 18, 2007, and as further amended from time to time, the “Revolving Credit Agreement”).

RECITALS

I.      Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to such terms in the Revolving Credit Agreement.

II.            The Borrower has requested that the Administrative Agent and the Lenders agree to amend, retroactively, the Revolving Credit Agreement to change (a) the formula for calculating “Unfunded Pension Liabilities” from one based on accrued benefit obligations to one based on projected benefit obligations and (b) the threshold level on which Unfunded Pension Liabilities of a Plan would constitute an Event of Default from $50,000,000 to ten percent (10%) of the Net Worth.

III.          The Administrative Agent and the Required Lenders have advised the Borrower that they are willing to agree to the Borrower’s requests on the terms and subject to the conditions set forth in this Amendment.

NOW THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged the parties hereto agree as follows:

Article I	Amendments.
1.1	The Revolving Credit Agreement is hereby amended as follows:

(a)          Section 1.01 of the Revolving Credit Agreement is hereby amended by adding in appropriate alphabetical order the following definitions:

“Amendment No. 3” means Amendment No. 3 to Revolving Credit Agreement, dated as of August 3, 2007, by and among the Borrower, the Lenders party thereto, The Bank of New York, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and JPMorgan Chase Bank, N.A., Union Bank of California, N.A. and KeyBank National Association, as Co-Documentation Agents.

“Projected Benefit Obligations” means, as of any date, the actuarial present value of Pension Plan benefits attributed to employee service to such date measured using assumptions as to future compensation levels.

“Regulatory Assets” means certain assets of the Borrower or an ERISA Affiliate which represent future probable increases in revenues to be recorded by the Borrower or such ERISA Affiliate associated with Pension Plan liabilities incurred by the Borrower or such ERISA Affiliate, to the extent permitted to be recorded as such under Statement of Financial Accounting Standards No. 71.

(b)          Section 1.01 of the Revolving Credit Agreement is hereby amended by deleting the definition of “Unfunded Pension Liabilities” in its entirety and substituting the following therefor:

“Unfunded Pension Liabilities” means, as of the end of any fiscal year of the Borrower (or more frequently, if such calculation is required to be made more frequently by law or by GAAP), (a) a Plan’s Projected Benefit Obligations minus (b) the current value of that Plan’s assets, as defined in Section 3(26) of ERISA, plus Regulatory Assets.

(c)          Section 5.01(g)(iv) of the Revolving Credit Agreement is hereby amended by deleting the text thereof and substituting the following therefor:

“None of the Qualified Plans subject to Title IV of ERISA has any Unfunded Pension Liability in excess of ten percent (10%) of the Net Worth as to which the Borrower is or may be liable.”

(d)          Section 8.01(j) of the Revolving Credit Agreement is hereby amended by deleting the text thereof and substituting the following therefor:

“(j)         (i) The Borrower or an ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under a Multiemployer Plan; (ii) the Borrower or an ERISA Affiliate shall fail to satisfy its contribution requirements under Section 412(c)(II) of the Code, whether or not it has sought a waiver under Section 412(d) of the Code where such failure can reasonably be expected to impose on the Borrower or an ERISA Affiliate liability (for additional taxes, to Plan participants, or otherwise) in the aggregate amount in excess of ten percent (10%) of the Net Worth; (iii) the Unfunded Pension Liabilities of a Plan or Plans shall exceed ten percent (10%) of the Net Worth; (iv) a Plan that is intended to be qualified under Section 401(a) of the Code shall lose its qualification, and such loss can reasonably be expected to impose on the Borrower or an ERISA Affiliate liability (for additional taxes, to Plan participants, or otherwise) in the aggregate amount of ten percent (10%) of the Net Worth or more; (v) the commencement or increase of contributions to, the adoption of, or the amendment of a Plan by, the Borrower or an ERISA Affiliate shall result in a net increase in unfunded liabilities of the Borrower or an ERISA Affiliate in excess of ten percent (10%) of the Net Worth; or (vi) any combination of events listed in clause (iii) through (v) that involves a net increase in aggregate Unfunded Pension Liabilities and unfunded liabilities in excess of ten percent (10%) of the Net Worth shall occur; or”

Article II	Conditions of Effectiveness.

2.1          This Amendment shall be dated as of August 3, 2007 and shall be effective as of April 6, 2005 upon satisfaction of the following conditions:

(a)          the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and each of the Required Lenders, and

(b)          the Administrative Agent shall have received such other documents as the Administrative Agent or the Required Lenders shall reasonably request.

Article III	Other Provisions.

3.1          Except as specifically amended hereby, the Credit Documents shall remain in all respects in full force and effect.

3.2          In order to induce the Administrative Agent and the Required Lenders to execute this Amendment, the Borrower hereby (a) certifies that, immediately after giving effect to this Amendment, all representations and warranties contained in the Revolving Credit Agreement are true and correct in all respects as of the date hereof (except to the extent that any representations and warranties speaks as of a certain date) and that no Default or Event of Default exists under the Revolving Credit Agreement, (b) reaffirms and admits the validity and enforceability of the Credit Documents and its obligations thereunder and (c) agrees and admits that it has no valid defenses to or offsets against any of its obligations to the Administrative Agent and the Lenders under the Credit Documents as of the date hereof.

3.3          This Amendment contains the entire agreement among the parties relating to the subject matter hereof and may not be amended, modified or waived except by a written agreement executed in accordance with Section 11.06 of the Revolving Credit Agreement.

3.4          This Amendment may be executed in any number of counterparts, included counterparts executed and delivered by facsimile, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

3.5          THE RIGHTS AND DUTIES OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS UNDER THIS AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

3.6          The Borrower agrees to pay all reasonable attorneys’ fees and expenses of the Administrative Agent and BNY Capital Markets, Inc. thereto in connection with the arrangement, preparation, negotiation and execution of this Amendment.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                 IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

SOUTHWEST GAS CORPORATION

By:	\s\ KENNETH J. KENNY
Name: Kenneth J. Kenny
Title: Vice President/Treasurer

AMENDMENT NO. 3 TO

SOUTHWEST GAS CREDIT AGREEMENT

THE BANK OF NEW YORK, as Administrative Agent and Lender

By:	\s\ RAYMOND J. PALMER
Name: Raymond J. Palmer
Title: Vice President

AMENDMENT NO. 3 TO

SOUTHWEST GAS CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Syndication Agent and Lender

By:	\s\ PETER J. VITALE
Name: Peter J. Vitale
Title: Senior Vice President

AMENDMENT NO. 3 TO

SOUTHWEST GAS CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Co-Documentation Agent and Lender

By:	\s\ NANCY R. BARWIG
Name: Nancy R. Barwig
Title: Vice President

AMENDMENT NO. 3 TO

SOUTHWEST GAS CREDIT AGREEMENT

UNION BANK OF CALIFORNIA, N.A., as a Co-Documentation Agent and Lender

By:	\s\ JEFFREY P. FESENMAIER
Name: Jeffrey P. Fesenmaier, CFA
Title: Assistant Vice President

AMENDMENT NO. 3 TO

SOUTHWEST GAS CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as a Co-Documentation Agent and Lender

By:	\s\ KEVEN D. SMITH
Name: Keven D. Smith
Title: Senior Vice President

AMENDMENT NO. 3 TO

SOUTHWEST GAS CREDIT AGREEMENT

KBC BANK, N.V.

By:	\s\ THOMAS G. JACKSON
Name: Thomas G. Jackson
Title: First Vice President

By:	\s\ SANDRA T. JOHNSON
Name: Sandra T. Johnson
Title: First Vice President

AMENDMENT NO. 3 TO

SOUTHWEST GAS CREDIT AGREEMENT

CITIBANK, N.A.

By:	\s\ JOHN F. MILLER
Name: John F. Miller
Title: Attorney-in-Fact

AMENDMENT NO. 3 TO

SOUTHWEST GAS CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION

By:	\s\ JAMES W. HENKEN
Name: James W. Henken
Title: Vice President